Ju ne 2 02 6 OCEAN PINES – GARDEN CITY, SC Sun Communities, Inc. (NYSE: SUI) Investor Presentation

Cautionary Statement Regarding Forward-Looking Statements 2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc., referred to herein as “we,” “our,” “Sun,” and “the Company,” and from third-party sources indicated herein. Such third-party information has not been independently verified. Sun makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this document that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments, and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as "forecasts," "intend," "goal," "estimate," "expect," "project," "projections," "plans," "predicts," "potential," "seeks," "anticipates," "should," "could,“ "may," "will," "designed to," "foreseeable future," "believe," "scheduled," "guidance," "target," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements reflect the Company's current views with respect to future events and financial performance, but involve known and unknown risks, uncertainties and other factors, both general and specific to the matters discussed in this document, some of which are beyond the Company's control. These risks, uncertainties and other factors may cause the Company's actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks described under "Risk Factors” contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, and in the Company's other filings with the Securities and Exchange Commission, from time to time, such risks, uncertainties and other factors include, but are not limited to:  The ability of the Company to complete the proposed sale of Park Holidays (the “UK Sale”) on a timely basis or at all;  Risks that the proposed UK Sale disrupts current plans and operations;  The impacts of the announcement or consummation of the proposed UK Sale on business relationships;  The anticipated cost related to the proposed UK Sale;  The ability for the Company to realize the anticipated benefits of the proposed UK Sale;  The Company's liquidity and refinancing demands;  The Company's ability to obtain or refinance maturing debt;  The Company's ability to maintain compliance with covenants contained in its debt facilities and its unsecured notes;  Availability of capital;  General volatility of the capital markets and the market price of shares of the Company's capital stock;  Increases in interest rates and operating costs, including insurance premiums, real estate taxes, and utilities;  Difficulties in the Company's ability to evaluate, finance, complete, and integrate acquisitions, developments, and expansions successfully;  Competitive market forces;  The ability of purchasers of manufactured homes to obtain financing;  The level of repossessions of manufactured homes;  The Company's ability to maintain effective internal control over financial reporting and disclosure controls and procedures;  Expectations regarding the amount or frequency of impairment losses;  Changes in general economic conditions, including inflation, deflation, energy costs, the real estate industry, the effects of tariffs or threats of tariffs, wars or other international conflicts, trade wars, immigration issues, supply chain disruptions, and the markets within which the Company operates;  Changes in foreign currency exchange rates, including between the U.S. dollar and each of the British pound sterling, Canadian dollar, and Australian dollar;  The Company’s ability to maintain its status as a REIT;  Changes in real estate and zoning laws and regulations;  The Company's ability to maintain rental rates and occupancy levels;  Legislative or regulatory changes, including changes to laws governing the taxation of REITs;  Outbreaks of disease and related restrictions on business operations;  Risks related to natural disasters such as hurricanes, earthquakes, floods, droughts, and wildfires; and  Litigation, judgments or settlements, including costs associated with prosecuting or defending claims and any adverse outcomes. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in the Company’s expectations or otherwise, except as required by law. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by these cautionary statements. CAUTIONARY STATEMENT REGARDING GUIDANCE This presentation includes certain estimates and assumptions included in the Company’s financial, earnings and operational guidance, as presented in its earnings press release and supplemental operating and financial data dated April 27, 2026. These estimates and assumptions represent a range of possible outcomes and may differ materially from actual results. These estimates include contributions from all acquisitions, dispositions and capital markets activity completed through April 27, 2026. These estimates exclude all other prospective acquisitions, dispositions and capital markets activity. These estimates and assumptions are forward-looking based on the Company’s assessment of economic and market conditions and the Company’s assumptions as of the date guidance was issued and are subject to the other risks outlined above under the caption Cautionary Statement Regarding Forward-Looking Statements.

3 Leading Owner and Operator of Manufactured Housing (“MH”) and Recreational Vehicle (“RV”) Communities High-Quality, Well-Located, Affordable Residential and Destination Communities Strong Cash Flow Generation Compelling Supply-Demand Dynamics Consistent, Long-Term NOI Growth Track Record Low-Levered, Investment Grade Balance Sheet Company Highlights Source: Company information. Refer to Sun Communities, Inc. Supplemental for the quarter ended March 31, 2026, as well as Press Releases and SEC Filings after March 31, 2026, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

4  295 communities  ~101,000 sites  97%+ occupancy  166 communities  ~57,000 sites  ~60% annual sites RVMH ~158,000 sites across 461 communities(1) MEADOWLANDS – GIBRALTAR, MI SUN RETREATS GWYNN’S ISLAND – GWYNN, VA Largest Publicly-Traded Owner and Operator of MH and RV Communities Source: Company information. Refer to Sun Communities, Inc. Supplemental for the quarter ended March 31, 2026, as well as Press Releases and SEC Filings after March 31, 2026, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) As of June 1, 2026, and proforma to give effect to the UK Sale.

UK Sale Creates Leading “Pure Play” MH and RV Owner 5 Core North American MH and RV Portfolio Focus  Aligns with core competencies and best growth opportunities  Sole focus on driving performance within the core portfolio  Pro forma for the sale, Real Property NOI from Sun’s North American MH & RV portfolio is expected to account for approximately 95% of NOI, better positioning Sun for near- and long-term value creation Durable, Annual Income Stream Generator  Post-transaction the contribution from more predictable income streams will increase and transaction-based revenue (such as those from home sales) will decrease, improving the Company’s growth and margin profiles  Exposure to ancillary and other non-annual income streams reduces without the UK business  Positive NOI to free cash flow conversion via improved overhead efficiency and reduced capital requirements Further Improves Strong Liquidity Profile and Capital Allocation Flexibility  Following a disciplined capital allocation approach, use of proceeds priorities include reinvestment in Sun’s high-quality communities, attractive external growth opportunities in MH and RV, and return of capital to shareholders  Financial strategy that enables flexibility while maintaining a strong balance sheet Strategic Focus High Quality Earnings Profile Financial Flexibility

89% MH & RV 68% MH & RV MH & RV 68%(2) Other 32%(3) MH & RV 89% Other 11% 6 2024 Post-Marina Sale Post-UK Sale 2026 & Beyond: More Focused Business, Better Positioned for Consistent Growth NOI Contribution by Segment MH & RV 100% 100% MH & RV UK sale creates “Pure-Play” North America MH and RV owner: 100% NOI contribution from MH and RV segments, compared to 68% two years ago • ~95% of NOI from Real Property income, an increase of 500 bps from 2024 • Annual / recurring income expected to account for ~76% of revenue, compared to less than 60% in 2024 • Since commencing its strategic transformation with the announcement of the Safe Harbor sale in February 2025, Sun’s total shareholder return has outperformed its comparable index(1) by over 1,300 bps Source: Company information. Refer to Sun Communities, Inc. Supplemental for the quarter ended March 31, 2026, as well as Press Releases and SEC Filings after March 31, 2026, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1) Total shareholder return from February 21, 2025 through May 22, 2026. SUI: +9.1% vs. NAREIT Residential Index: (4.5%) 2) MH & RV includes Real Property NOI in addition to allocated NOI from US home sales and ancillary income. 3) ‘Other’ represents all NOI related to Marina and UK segments. In the ‘Post Safe Harbor’ period shown, ‘Other’ represents NOI related to the UK segment.

Resilient Real Property Operations Drive Growth 7 Real Property NOI is the primary driver of results, with MH accounting for ~65% of Real Property NOI Real Property NOI(1) (in mms) Total Portfolio NOI(1) Rental Income Generates 92% of NOI Consolidated NOI for the year ending December 31, 2025 Source: Company information. Refer to Sun Communities, Inc. Supplemental for the quarter ended March 31, 2026, as well as Press Releases and SEC Filings after March 31, 2026, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) Excludes marinas. $721 $817 $921 $976 $1,015 $1,059 2020 2021 2022 2023 2024 2025 Real Property 92% Home Sales 6% Ancillary 2%

6.7% 7.3% 4.0% 11.2% 5.4% 6.2% 3.7% 5.7% 4.2% 2018 2019 2020 2021 2022 2023 2024 2025 2026E Robust Fundamentals Drive Performance 8 Long Track Record of Strong MH / RV Growth Average MH Site Rental Rate Increases Average RV Site Rental Rate Increases Same Property MH Occupancy Same Property NOI Growth(2) 10-Year Actual Average Same Property NOI Growth: 6.4% 10-Year Actual Average Rental Rate Growth: 4.4% 10-Year Actual Average Rental Rate Growth: 5.6% Source: Company information and U.S. Bureau of Labor Statistics. Refer to Sun Communities, Inc. Supplemental for the quarter ended March 31, 2026, as well as Press Releases and SEC Filings after March 31, 2026, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1) Preliminary 2026 rental rate increases. CPI-U 12-month percentage change as of March 2026. 2) Same Property NOI Growth for North America MH and RV only. 5.2% (1) (1) 95.0% 95.8% 97.4% 97.6% 97.1% 97.3% 97.6% 98.1% 97.7% 2018 2019 2020 2021 2022 2023 2024 2025 1Q2026 4.0% 4.2% 3.4% 3.4% 4.6% 6.4% 5.5% 5.2% 5.0% 2018 2019 2020 2021 2022 2023 2024 2025 2026E CPI-U 4.2% 5.4% 6.1% 5.4% 4.8% 7.6% 8.7% 6.0% 4.6% 4.0% 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026E CPI-U

9 1Q26 & YTD Performance and 2026 Guidance Source: Company information. Refer to Sun Communities, Inc. Supplemental for the quarter ended March 31, 2026, as well as Press Releases and SEC Filings after March 31, 2026, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1Q26 Core FFO per Share $1.40 1Q26 North America Same Property NOI Growth 6.3% 2Q26E Core FFO per Share (Midpoint) $1.75 FY26E Core FFO per Share (Midpoint) $6.97 1Q26 & YTD Performance Highlights FY2026 Guidance FY26E North America Same Property NOI Growth (Midpoint) 4.7% FY26E MH Same Property NOI Growth (Midpoint) 6.2% BLUE HERON PINES – PUNTA GORDA, FL Up to $1bn Renewed stock repurchase program All-Cash UK Platform Sale expected to close 2H 2026 ~$1.03bn

10 10 Strategic Investment Investing in people, communities, infrastructure and a unified digital backbone Continued Platform Optimization Driving greater consistency, accountability, and efficiency across the organization Thoughtful Capital Allocation Maintaining a strong and flexible balance sheet to deliver growth Core Pillars Support Sun’s Strategy Source: Company information. Refer to Sun Communities, Inc. Supplemental for the quarter ended March 31, 2026, as well as Press Releases and SEC Filings after March 31, 2026, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Leveraging Core Strengths, Improving Earnings Consistency, and Converting Scale into Data-Enabled Operational & Financial Advantage

Sun’s Consistent NOI Growth Track Record 11 Multifamily REITsSun Communities  Resilient demand, high barriers to entry, and Sun’s platform have resulted in consistent and cycle tested organic NOI growth  For over 25 years, every individual year or rolling 4-quarter period recorded positive same property NOI growth  Since 2000, Sun’s average annual same property NOI growth was 5.2%, ~220bps greater than multifamily REITs Same Property NOI Growth Quarterly Year-over-Year Growth Since 2000 Source: Citi Research, March 2026. Refer to Sun Communities, Inc. Supplemental for the quarter ended March 31, 2026, as well as Press Releases and SEC Filings after March 31, 2026, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) Multifamily REITs includes AIRC, AVB, CPT, EQR, ESS, IRT, MAA and UDR. 2) REIT Industry includes Healthcare, Industrial, Manufactured Housing, Multifamily, Mall, Office, Self Storage, Shopping Center, Single Family Rental, Student Housing, and Diversified REITs. (1) CAGR Since 2000 Sun Communities Multifamily REITs REIT Industry(1) (2) 5.2% 3.0% 3.3% (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 1Q 00 1Q 01 1Q 02 1Q 03 1Q 04 1Q 05 1Q 06 1Q 07 1Q 08 1Q 09 1Q 10 1Q 11 1Q 12 1Q 13 1Q 14 1Q 15 1Q 16 1Q 17 1Q 18 1Q 19 1Q 20 1Q 21 1Q 22 1Q 23 1Q 24 1Q 25 1Q 26 Same Property NOI

Compelling Supply-Demand Fundamentals 12 MH Source: Company information, U.S. Bureau of Labor Statistics., Wall Street Research, and Zillow. Refer to Sun Communities, Inc. Supplemental for the quarter ended March 31, 2026, as well as Press Releases and SEC Filings after March 31, 2026, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) Source: Wolfe Research, CoStar, and NIC Map. 2) MH sites in North America only (January 2024 – March 2026). 3) MH Same Property.  Virtually no new supply  25% more space than multi-family and single-family rentals at ~50% less cost per square foot  Annual physical home move-outs average 0.3%(2)  97.7% occupied at March 31, 2026(3)  97.6% average occupancy for the five years ended 3/31/26(3) Demand Supply(1) In GFC, Residents Moved into SUI Communities in Record Numbers US unemployment rate and SUI same property occupancy through GFC HYDE PARK – EASTON, MD 5.8% 9.3% 9.6% 8.9% 8.1% 76% 80% 84% 88% 0% 4% 8% 12% 2008 2009 2010 2011 2012 SU I S am e Pr op er ty O cc up an cy U S U ne m pl oy m en t R at e US Unemployment Rate SUI Same Property Occupancy 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Manufactured Housing Senior Housing Storage Multifamily U.S. Inventory Growth by Property Type

Compelling Supply-Demand Fundamentals 13 RV  Installed base: ~8.1 million households own an RV versus ~1.7 million RV campsites in the U.S.  Nearly 21 million new camping households since 2014  Offer affordable vacations where the average trip is 2-3 hours from a guest’s home Source: Company information, KOA, and RVIA. Refer to Sun Communities, Inc. Supplemental for the quarter ended March 31, 2026, as well as Press Releases and SEC Filings after March 31, 2026, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Annual Active Camping Households (in mms) 4.5% CAGR SUN OUTDOORS REHOBOTH BAY – MILLSBORO, DE 32 35 37 39 39 42 48 57 58 54 53 52 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Unencumbered 79% Encumbered 21% Fortress, Investment Grade Balance Sheet 14 100% fixed rate Credit Statistics Rate Type(1) Upcoming Mortgage Maturities ($ in millions)(1)(2) 11.6% 0.0% 4.1% % of Total Encumbrance(1) Gross Asset Value 70.2% NOI Unencumbered(3) Total Debt Outstanding ($ in millions)(2) $492 $0 $176 $311 2026 2027 2028 2029 As of March 31, 2026 Mortgage Loans Payable & Secured Borrowings $2,459 Unsecured Notes 1,787 Total Debt Outstanding $4,246 Net Debt / TTM EBITDA 3.7x Cash Balance $497 BBB+ Baa2 7.3% Source: Company information. Refer to Sun Communities, Inc. Supplemental for the quarter ended March 31, 2026, as well as Press Releases and SEC Filings after March 31, 2026, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1) As of March 31, 2026. 2) For further debt breakdown, please refer to the Supplemental for the quarter ended March 31, 2026. 3) Calculated using trailing 12-months NOI for the quarter ended March 31, 2026.

Robust Sustainability Initiatives(1) 15 Environmental  Committed to sustainable business practices that benefit all stakeholders including the communities in which we operate  Current initiatives include policy enhancement, environmental targets and data coverage  Received Prime status rating by ISS ESG, placing us among top ESG performers in Sun’s REIT peer group Social Improved OSHA Rate 11% Year over Year improvement of OSHA Rate Balanced Workforce 50% Female / 50% Male Governance BoD Composition Mark Denien and Charles Young joined the Board of Directors in 2025 Enterprise Risk Management Committee Identifies, monitors and mitigates risks across the organization Supplier Assessments Ongoing monitoring of sustainability performance of key strategic suppliers BoD Nominating and Corporate Governance Committee Oversees all Sustainability initiatives Sun Unity Sun’s social responsibility program, reporting over 19K volunteer hours in 2025 Comprehensive Policies and Procedures Foster sound corporate governance Source: Company information. Refer to Sun Communities, Inc. Supplemental for the quarter ended March 31, 2026, as well as Press Releases and SEC Filings after March 31, 2026, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) Performance and initiatives for the 2025 reporting year are referenced with Safe Harbor Marina data removed from reported numbers. On-site renewable energy Generated 12,211 mwh via on-site solar arrays; 4% of total electric Emissions Reduction Goals Achieved 58% reduction of Operational Emissions from 2022 Base Year GHG Inventory Assurance Received reasonable assurance on Scope 1, 2 and 3 inventory Risk Assessments Completed climate, water and biodiversity risks assessments on all properties

Appendix 16WYMBERLY – MARTINEZ, GA

Defined Non-GAAP Terms 17 Investors and analysts following the real estate industry use non-GAAP supplemental performance measures, including net operating income ("NOI"), earnings before interest, tax, depreciation, and amortization ("EBITDA") and funds from operations ("FFO") to assess REITs. The Company believes that NOI, EBITDA, and FFO are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, NOI, EBITDA, and FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance, and value. NOI provides a measure of rental operations and does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate the Company's ability to incur and service debt; EBITDA also provides further measures to evaluate the Company's ability to fund dividends and other cash needs. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets. NOI Total Portfolio NOI - NOI is derived from property operating revenues minus property operating expenses and real estate taxes. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and / or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense, and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that NOI provides enhanced comparability for investor evaluation of property performance and growth over time. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company's financial performance or GAAP net cash provided by operating activities as a measure of the Company's liquidity; nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation, and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. Same Property NOI - This is a key management tool used when evaluating performance and growth of the Company's Same Property portfolio. Same Property NOI does not include the revenues and expenses related to home sales and ancillary activities at the properties. The Company believes that Same Property NOI is helpful to investors as a supplemental comparative performance measure of the income generated from the Same property portfolio from one period to the next. For the UK segment, the Company presents Same Property NOI growth rate information on a constant currency basis to provide a framework for assessing how its underlying properties performed after excluding the effects of changes in exchange rates. The Company believes that the presentation of UK Same Property NOI on a constant currency basis helps to improve the ability to understand its performance because it excludes the effects of foreign currency volatility which are not indicative of the Company's core operating results in the region. EBITDA EBITDAre - Nareit refers to EBITDA as "EBITDAre" and calculates it as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in nonconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity's share of EBITDAre of nonconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs, and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. Recurring EBITDA - The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company's performance on a basis that is independent of capital structure ("Recurring EBITDA"). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company's cash generated by operations or its dividend-paying capacity, and should therefore not replace GAAP net income (loss) as an indication of the Company's financial performance or GAAP cash flow provided by / used for operating, investing, and financing activities as measures of liquidity. FFO FFO - Nareit defines FFO as GAAP net income (loss), excluding gains (or losses) from sales of certain real estate assets, plus real estate related depreciation and amortization, impairments of certain real estate assets and investments, and after adjustments for nonconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company's operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, real estate related impairment, and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Core FFO Core FFO - In addition to FFO, the Company uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of the Company's core business ("Core FFO") to evaluate its performance. These adjustments include acquisition and other transaction costs, gains and losses from the early extinguishment of debt, costs related to catastrophic weather events, net of insurance recoveries, gains and losses on foreign currency exchanges, and other miscellaneous non-comparable items, such as restructuring costs. The Company believes that FFO and Core FFO provide enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a financial performance measure or GAAP cash flow from operating activities as a measure of the Company's liquidity. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Furthermore, FFO is not intended as a measure of a REIT's ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company's interpretation of standards established by Nareit, which may not be comparable to FFO reported by other REITs that interpret the Nareit definition differently. Certain financial information has been revised to reflect reclassifications in prior periods to conform to current period presentation.

18Source: Company information. Refer to Sun Communities, Inc. Supplemental for the quarter ended March 31, 2026, as well as Press Releases and SEC Filings after March 31, 2026, for additional information. Net Income / (Loss) to FFO Reconciliation 2026 2025 2025 2024 2023 Net Income / (Loss) Attributable to SUI Common Shareholders (8.7)$ (42.8)$ 1,361.2$ 89.0$ (213.3)$ Adjustments Depreciation and amortization - continuing operations 129.9 122.6 501.0 487.6 491.7 Depreciation and amortization - discontinued operations - 36.4 36.2 189.9 165.5 Depreciation on nonconsolidated affiliates 0.3 0.2 0.8 0.5 0.2 Asset impairments - continuing operations 0.3 24.0 386.7 66.7 5.6 Asset impairments - discontinued operations - 2.1 2.3 4.7 4.5 Goodwill impairment - - - 180.8 369.9 Loss on remeasurement of marketable securities - - - - 16.0 (Gain) / loss on remeasurement of investment in nonconsolidated affiliates (0.2) - 0.9 (6.6) 4.2 (Gain) / loss on remeasurement of notes receivable (0.1) 0.2 1.6 36.4 106.7 Loss on remeasurement of collateralized receivables and secured borrowings, net - - - - 0.4 (Gain) / loss on dispositions of properties, including tax effect - continuing operations (0.2) 1.1 (5.5) (203.6) (8.9) Gain on dispositions of properties, including tax effect - discontinued operations - - (1,460.6) - - Add: Returns on preferred OP units 2.7 3.1 12.4 12.8 12.3 Add: Income / (loss) attributable to noncontrolling interests (0.3) (1.9) 56.4 5.3 (8.1) Gain on disposition of assets, net (2.1) (3.9) (14.9) (27.1) (38.0) FFO Attributable to SUI Common Shareholders and Convertible Securities 121.6$ 141.1$ 878.5$ 836.4$ 908.7$ Adjustments Business combination expense - continuing operations - - - - 3.0 Business combination expense - discontinued operations - - - 0.4 - Acquisition and other transaction costs - continuing operations 2.2 9.5 19.8 16.0 22.8 Acquisition and other transaction costs - discontinued operations - 14.6 63.8 3.6 2.5 Loss on extinguishment of debt - - 104.0 1.4 - Catastrophic event-related charges, net - continuing operations 0.5 (0.1) 1.2 23.6 (3.4) Catastrophic event-related charges, net - discontinued operations - - - 3.5 7.2 Loss of earnings - catastrophic event-related charges, net 3.2 4.0 5.6 3.4 2.1 Accelerated deferred compensation amortization 8.9 1.2 7.7 1.2 1.6 (Gain) / loss on foreign currency exchanges 24.5 (8.7) (26.7) 25.8 0.3 Deferred tax (benefit) / expense 6.4 (5.2) (60.0) (39.6) (22.9) Long term lease termination (gains) / losses 12.4 0.2 (51.4) 1.1 4.0 Long term lease termination losses - discontinued operations - - - - 0.4 Gain on insurance settlement - - (68.5) - - Other adjustments, net - continuing operations (0.6) (4.1) (7.1) 20.1 (10.3) Other adjustments, net - discontinued operations - 14.6 5.4 (10.0) (0.2) Core FFO Attributable to SUI Common Shareholders and Convertible Securities 179.1$ 167.1$ 872.3$ 886.9$ 915.8$ Weighted Average Common Shares and OP Units Outstanding 127.6 132.2 130.7 130.2 128.9 FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities Per Share 0.95$ 1.07$ 6.72$ 6.42$ 7.05$ Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities Per Share 1.40$ 1.26$ 6.68$ 6.81$ 7.10$ 2026 2025 2025 2024 2023 Hurricane Ian - Three Fort Myers, Florida RV communities impaired Estimated loss of earnings in excess of the applicable business interruption deductible -$ 3.8$ 12.0$ 19.2$ 21.9$ Insurance recoveries received for previously estimated loss of earnings - - (9.9) (16.3) (19.7) Recognition of deferred lump sum insurance settlement 3.2 - 3.1 - - Other catastrophic weather event Estimated loss of earnings in excess of the applicable business interruption deductible, net - 0.2 0.4 1.8 (0.1) Insurance recoveries realized for previously estimated loss of earnings - - - (1.3) - Loss of earnings - catastrophic event-related charges, net 3.2$ 4.0$ 5.6$ 3.4$ 2.1$ Year Ended December 31, Year Ended December 31, Three Months Ended March 31, Three Months Ended March 31, (amounts in millions except per share data)

Net Income / (Loss) to NOI Reconciliation 19Source: Company information. Refer to Sun Communities, Inc. Supplemental for the quarter ended March 31, 2026, as well as Press Releases and SEC Filings after March 31, 2026, for additional information. Three Months Ended March 31, Year Ended December 31, 2026 2025 2025 2024 2023 Net Income / (Loss) Attributable to SUI Common Shareholders $ (8.7) $ (42.8) $ 1,361.2 $ 89.0 $ (213.3) Interest income (7.4) (4.4) (48.5) (20.1) (44.8) Brokerage commissions and other revenues, net (1.9) (1.7) (24.0) (34.9) (53.6) General and administrative 69.5 57.0 236.7 230.5 213.5 Catastrophic event-related charges, net 0.5 (0.1) 1.2 23.6 (3.4) Business combination expense - - - - 3.0 Depreciation and amortization 132.5 123.7 507.9 490.5 494.1 Asset impairments 0.3 24.0 386.7 66.7 5.6 Goodwill impairment - - - 180.8 369.9 Loss on extinguishment of debt - - 104.0 1.4 - Interest expense 38.4 82.1 221.0 350.3 325.7 Interest on mandatorily redeemable preferred OP units / equity - - - - 3.3 Loss on remeasurement of marketable securities - - - - 16.0 (Gain) / loss on foreign currency translation 24.5 (8.7) (26.7) 25.8 0.3 (Gain) / loss on disposition of properties (0.2) 1.1 (5.1) (202.9) (11.0) Other (income) / expense, net 3.8 (5.7) (133.9) 6.8 7.3 (Gain) / loss on remeasurement of notes receivable (0.1) 0.2 1.6 36.4 106.7 Income from nonconsolidated affiliates (6.1) (3.0) (16.4) (9.5) (16.0) (Gain) / loss on remeasurement of investment in nonconsolidated affiliates (0.2) - 0.9 (6.6) 4.2 Current tax expense 1.7 1.9 10.8 3.6 13.7 Deferred tax (benefit) / expense 6.4 (5.2) (60.0) (39.6) (22.9) Net income / (loss) from discontinued operations, net - 18.5 (1,429.6) (74.2) (82.3) Add: Preferred return to preferred OP units / equity interests 2.7 3.1 12.6 12.8 12.3 Add: Income / (loss) attributable to noncontrolling interests (0.3) (1.9) 56.4 5.3 (8.1) NOI $ 255.4 $ 238.1 $ 1,156.8 $ 1,135.7 $ 1,120.2 Three Months Ended March 31, Year Ended December 31, 2026 2025 2025 2024 2023 Real Property NOI $ 246.9 $ 226.4 $ 1,058.8 $ 1,015.3 $ 976.6 Home Sales NOI 11.9 14.6 70.0 96.8 114.3 Ancillary NOI (3.4) (2.9) 28.0 23.6 29.3 NOI $ 255.4 $ 238.1 $ 1,156.8 $ 1,135.7 $ 1,120.2 (amounts in millions)

Net Income / (Loss) to Recurring EBITDA Reconciliation 20Source: Company information. Refer to Sun Communities, Inc. Supplemental for the quarter ended March 31, 2026, as well as Press Releases and SEC Filings after March 31, 2026, for additional information. 2026 2025 2025 2024 2023 Net Income / (Loss) Attributable to SUI Common Shareholders (8.7)$ (42.8)$ 1,361.2$ 89.0$ (213.3)$ Adjustments Depreciation and amortization - continuing operations 132.5 123.7 507.9 490.5 494.1 Depreciation and amortization - discontinued operations - 36.4 36.3 190.2 165.9 Asset impairments - continuing operations 0.3 24.0 386.7 66.7 5.6 Asset impairments - discontinued operations - 2.1 2.3 4.7 4.5 Goodwill impairment - - - 180.8 369.9 Loss on extinguishment of debt - - 104.0 1.4 - Interest expense - continuing operations 38.4 82.1 221.0 350.3 325.7 Interest expense - discontinued operations - - - 0.1 0.1 Interest on mandatorily redeemable preferred OP units / equity - - - - 3.3 Current tax expense - continuing operations 1.7 1.9 10.8 3.6 13.7 Current tax expense - discontinued operations - 0.3 3.5 0.7 0.8 Deferred tax (benefit) / expense 6.4 (5.2) (60.0) (39.6) (22.9) Income from nonconsolidated affiliates (6.1) (3.0) (16.4) (9.5) (16.0) Less: Gain / (loss) on dispositions of properties - continuing operations (0.2) 1.1 (5.1) (202.9) (11.0) Less: Gain on dispositions of properties - discontinued operations - - (1,463.2) - - Less: Gain on dispositions of assets, net (2.1) (3.9) (14.9) (27.1) (38.0) EBITDAre 162.2$ 216.7$ 1,074.1$ 1,098.9$ 1,082.4$ Adjustments Transaction costs - discontinued operations - 14.6 63.4 N/A - Catastrophic event-related charges, net - continuing operations 0.5 (0.1) 1.2 23.6 (3.4) Catastrophic event-related charges, net - discontinued operations - - - 3.5 7.2 Business combination expense - continuing operations - - - - 3.0 Business combination expense - discontinued operations - - - 0.4 - Loss on remeasurement of marketable securities - - - - 16.0 (Gain) / loss on foreign currency exchanges 24.5 (8.7) (26.7) 25.8 0.3 Other (income) / expense, net - continuing operations 3.8 (5.7) (133.9) 6.8 7.3 Other (income) / expense, net - discontinued operations - 14.6 5.4 (10.0) 0.2 (Gain) / loss on remeasurement of notes receivable (0.1) 0.2 1.6 36.4 106.7 (Gain) / loss on remeasurement of investment in nonconsolidated affiliates (0.2) - 0.9 (6.6) 4.2 Add: Preferred return to preferred OP units / equity interests 2.7 3.1 12.6 12.8 12.3 Add: Income / (loss) attributable to noncontrolling interests (0.3) (1.9) 56.4 5.3 (8.1) Add: Gain on dispositions of assets, net 2.1 3.9 14.9 27.1 38.0 Recurring EBITDA 195.2$ 236.7$ 1,069.9$ 1,224.0$ 1,266.1$ Three Months Ended March 31, Year Ended December 31, (amounts in millions)